SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

DECEMBER 22, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583 (IRS employer identification no.)
(State or other Jurisdiction of Incorporated or Organization)

8 Perimeter Center East Suite 8050 Atlanta, GA 30346 (Address of Principal Executive Offices) (Zip Code)	770-481-0305 (Registrant’s Telephone Number Including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 22, 2003, Jameson Inns, Inc. issued a press release announcing the results of the voting at its annual shareholder meeting and the resolution of the pending shareholder lawsuit. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

99.1	Press Release Announcing Shareholder Transaction Approval and Lawsuit Resolution

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

JAMESON INNS, INC.

Dated as of December 22, 2003

By:	/S/ Craig R. Kitchin

Craig R. Kitchin Its: President & Chief Financial Officer